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                                                                    Exhibit 10.9

                                  CONFIDENTIAL

Ministry of Transport
and Communications                                Decision on wired broadcasting
Telecommunications and Postal Division            and cable systems
Networks and Services Inspectorate

Hermes Europe Railtel BV
Mr. H. Seibel
Terhulpsesteenweg 6AA
B-1560 Hoeilaart
Belgium

Contact                             Direct line
drs. M. De Natris                   (070) 315 3534
Date                                Enclosures
1 August 1996                       2
Our ref
HDTP/TMV/96/3240
Subject
Approval under Art. 23 of the Telecommunications Act

Dear Mr. Seible

With reference to your application for approval under Art. 23 of the Telecommunications Act, as amended (status book 323, 1996), I hereby inform you that I have granted you or the company in whose name the application was made the approval requested.

I enclose the approval document.

The holder of the approval is allowed to extend the cable system. You do not need to submit a new application for this.

If you wish to offer leased lines to third parties, you must register with us first.

Your licence holder must not cause any disturbance or hindrance to other cable networks or other electrical or electronic equipment when laying, maintaining or using the network. The EMC directive applies to this approval. At the same time, the approval holder must provide cooperation in handling complaints about interference caused by his cable system


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                                  CONFIDENTIAL

in accordance with the Regulation on handling of complaints,, electrical and electronic equipment (Stcrt 1995, no. 163 - Dutch Official Journal).

The holder of the approval must inform the Networks and Services Inspectorate of the Telecommunications and Postal Services Division immediately in writing about:

a. changes in the correspondence address;
b. changes in the ownership of the cable system;

c. termination of the maintenance and/or use of the cable system.


Under the "Regulation on payments for telecommunications systems TND 1996", you will have to pay a one-off fee of NLG 103 for the granting of approvals for telecommunications systems using cables or cable networks. You will be receiving an invoice for this shortly. Thereafter, you will have to pay an annual fee, the amount of which is set each year.


You must comply with the information obligation under Article 47, paragraph 2 of the Telecommunications Act.


Interested parties who disagree with the approval may appeal to the Minister of Transport and Communications within six weeks starting on the day after publication of the decision. The appeal is to be addressed to:

Ministry of Transport and Communications
Postbus 90420
2509 LK THE HAGUE

marked "Appeal". The appeal must be signed and must in all cases indicate the content of the decision and the grounds for the appeal. Wherever possible, extracts of the decision and other relevant documents should be enclosed.

Your faithfully

for
THE MINISTER
Meester A.T. Kroes
Head of Approvals Department


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                                  CONFIDENTIAL

                    Ministry of Transport and Communications

Place and date
The Hague, 1 August 1996
Number
10909E
Subject
Approval for cable system

THE MINISTER FOR TRANSPORT AND COMMUNICATIONS

Considering Article 23 of the Telecommunications Act:

DECIDES:

to grant
Hermes Europe Railtel B.V., Terhulpsesteenweg 6-a
Hoeilaart, Belgium

approval as defined in that article, to lay, maintain or use a system intended for telecommunications by means of cables and cable networks; which is not a wired communication system in whole or in part, to be laid on or above public land.

The approval is granted for an unspecified period.

for
THE MINISTER
Meester A.T. Kroes
Head of Approvals Department


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                                  CONFIDENTIAL

ss.4 Telecommunications system using cables and cable networks

Article 23

1. Notwithstanding the provisions of Article 13o, it is prohibited, other than pursuant to the concession or under an infrastructure approval, to lay, maintain or use a system wholly or partly in; on or above public land, intended for telecommunications by means of cables or cable networks, unless this is approved by our Minister.

2. An approval for such a system will be refused unless it meets the rules under Article 30b, first paragraph, point a.

3. An approval may still be refused if the application does not comply with the rules laid down in Article 15.

4. Conditions and restrictions may be imposed on a authorisation, but only in relation to

a.    the duration of the approval;

b.    the technical features and structure of the system.

5.    An approval may only be withdrawn if:

a. the holder o the approval fails to comply with the rules laid down by law or the conditions and restrictions contained in the approval;

b.    the grounds on which the approval was granted no longer apply;

6. Our Minister may allocate numbers to the holder, or reserve numbers for the provision of telecommunication service over its telecommunication system by itself or by third parties, in which connection conditions and restrictions may be applied.

Article 23a

1. The holder of an approval for a telecommunications system using cables and cable networks as defined in article 23 is only allowed to supply leased lines to third parties if registered for this purpose by our Minister.

2. With regard to registration referred to in the first paragraph, the provisions of Article 22a, second to seventh paragraph applies accordingly.

Article 23b

With regard to the supply of leased lines to third parties, the holder of an approval for a telecommunications system using cables and cable networks as defined in Article 22, the provisions of Article 22b, indent and sub-sections b to g inclusive apply.

Article 23c


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                                  CONFIDENTIAL

The holder of an approval for a telecommunications system using cables and cable networks as defined in Article 22 is prohibited from acting in contravention of Articles 23a and 23b.


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                                  CONFIDENTIAL

Ministry of Transport
and Communications                                Decision on wired broadcasting
Telecommunications and Postal Division                  and cable systems
Networks and Services Inspectorate


Section 1 - Definitions

Article 1

In this decision and the stipulations based thereon, the following definitions apply:

a.    the law: the law on telecommunications facilities;

b.    our Minister: the Minister of Transport and Communications;

c.    a regulator: an official as defined in Article 48 of the law;;

d.    a cable system: a system as defined by Article 23 of the law;

e. registration: a registration as defined by Articles 22a and 23a of the law.

Section 2 - Application

ss.1 Submission of the application

Article 2

An application for the grant, amendment or withdrawal of approval for a wired broadcasting system or a cable system is to be submitted in the manner laid down by our Minister.

Article 3

1. The application for the grant or amendment of approval for a wired broadcasting system shall contain the following data:

      a.    the number of homes or the area affected by the application;

      b. data showing that the continuity of the operation of the wired broadcasting system is adequately guaranteed.

Articles 4 and 5 no longer applicable.

Article 6


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                                  CONFIDENTIAL

An application for withdrawal or an approval for a wired broadcasting system or for a cable system shall contain at least the reasons for the application.

Articles 7 and 8 no longer applicable.

ss.2 Processing of an application

Article 9

1. If several applications are being submitted for grant or amendment of an approval for a wired broadcasting system; the first application that satisfies the requireents of Article 42, first paragraph of the General Law on Administrative Law and Article 3, first paragraph, point a. will be taken into consideration for processing.

2. If the application taken into consideration pursuant to the first paragraph should be refused, then the application that was received next will be taken into consideration.

Articles 10, 11 and 12 no longer applicable.


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